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                                                                    EXHIBIT 10.1

                              CALL OPTION AGREEMENT

      CALL OPTION AGREEMENT, dated as of December 15, 2004 (this "Agreement"), among CORPORATE ASSET BACKED CORPORATION, a Delaware corporation (the "Depositor"), as the sole initial Option Holder (as defined below), UBS SECURITIES LLC ("UBS Securities"), as the initial purchaser from the Depositor, and initial and sole holder at the time of execution of this Agreement, of the Certificates (as defined below), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as the agent appointed by UBS Securities to act on behalf of UBS Securities and its successors under this Agreement and the Trust Agreement (as defined below), with respect to the options granted by UBS Securities to the Depositor under this Agreement. U.S. Bank Trust National Association, acting for UBS Securities and any subsequent transferee of a Certificate (as defined below) as agent with respect to such options as set forth in more detail below, is referred to herein as the "Option Agent."

                                   WITNESSETH:

      WHEREAS, the Depositor has established the CABCO Series 2004-102 Trust (SBC Communications Inc.) (the "Trust") as a common law trust under the laws of the State of New York pursuant to the Trust Agreement, dated as of December 15, 2004 (the "Trust Agreement"), between the Depositor and U.S. Bank Trust National Association, as Trustee and Option Agent;

      WHEREAS, the Trust issued collared floating rate callable certificates (each, a "Certificate," and collectively, the "Certificates") to the Depositor evidencing, in the aggregate, the beneficial interests in all the assets of the Trust;

      WHEREAS, the Depositor is selling all the Certificates issued by the Trust to UBS Securities, as underwriter pursuant to the Underwriting Agreement, dated December 7, 2004 (the "Underwriting Agreement"), between the Depositor and UBS Securities, for resale to investors;

      WHEREAS, as partial consideration for its purchase of each Certificate, UBS Securities intends to grant to the Depositor an option to purchase that Certificate upon the terms and subject to the conditions set forth in this Agreement;

      WHEREAS, each option relating to a single Certificate is referred to herein as a "Call Option," or the "related Call Option," as the context shall require;

      WHEREAS, ownership of the Call Options granted hereunder shall be evidenced by one or more option certificates issued hereunder in definitive physical form, each of which option certificate shall be substantially in the form attached as Exhibit C hereto, and each of which option certificates in definitive physical form shall evidence the number of Call Options set forth on its face;

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      WHEREAS, the Trust Agreement provides that each subsequent purchaser of a
Certificate agrees, by such purchase, to assume the obligation to perform the related Call Option, and further agrees to appoint U.S. Bank Trust National Association as its agent to act on its behalf with respect thereto under this Agreement and the Trust Agreement; and

      WHEREAS, upon each such transfer of a Certificate (and the automatic assumption of the obligations under the related Call Option by the transferee), the transferor of the Certificate shall be released from its obligation to perform the related Call Option, and the transferor's appointment of U.S. Bank Trust National Association as its agent with respect thereto shall terminate.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   Definitions

      Section 1.1. Definitions.

      As used in this Agreement, unless the context otherwise requires, the following terms have the following respective meanings:

            "Affiliate" has the meaning specified in the Trust Agreement.

            "Agreement" has the meaning specified in the preamble to this Agreement.

            "Business Day" has the meaning specified in the Trust Agreement.

            "Call Date" means, with respect to any Call Option, the date on which settlement of that Call Option occurs pursuant to Section 2.2(d) of this Agreement.

            "Call Notice" has the meaning specified in Section 2.2(b) of this Agreement.

            "Call Option" has the meaning specified in the recitals to this Agreement.

            "Call Option Certificate" has the meaning specified in Section 2.1(a) of this Agreement.

            "Call Price" means, with respect to each Call Option, an amount equal to the sum of (i) the outstanding certificate principal balance on the Call Date of the Certificate subject to such Call Option, plus (ii) any accrued and unpaid interest on such Certificate through the Call Date.

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            "Certificate Principal Balance" has the meaning specified in the
      Trust Agreement.

            "Certificate Register" has the meaning specified in the Trust Agreement.

            "Certificateholder" means each Person in whose name a Certificate is registered on the Certificate Register.

            "Certificates" has the meaning specified in the recitals to this Agreement.

            "Closing Date" has the meaning specified in the Trust Agreement.

            "Depositor" has the meaning specified in the preamble to this Agreement.

            "Depositor Order" has the meaning specified in the Trust Agreement.

            "Option Agent" means U.S. Bank Trust National Association, in its capacity as option agent appointed under this Agreement, or any successor in such capacity.

            "Option Holder" means, initially, the Depositor, and thereafter with respect to all the Call Options, the Person to whom all the Call Options have been transferred to as provided herein.

            "Person" means any individual, corporation, estate, limited liability company, partnership, joint venture, association, joint stock company, trust (including any trust beneficiary), unincorporated organization or government or any agency or political subdivision thereof.

            "Protected Purchaser" has the meaning specified in the Uniform Commercial Code as is in effect in the State of New York.

            "Rating Agency" has the meaning specified in the Trust Agreement.

            "Responsible Officer" has the meaning specified in the Trust Agreement.

            "Securities Act" has the meaning specified in Section 2.4(a) of this Agreement.

            "SEC Reporting Failure" has the meaning specified in the Trust Agreement.

            "Transfer" means, with respect to any Call Option, the assignment by the Option Holder of all rights and delegation by the Option Holder of all obligations under such Call Option, and "Transferee" and "Transferor" shall have correlative meanings.

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            "Transfer Confirmation" has the meaning specified in Section 2.4(c)
      of this Agreement.

            "Trust" has the meaning specified in the recitals to this Agreement.

            "Trust Agreement" has the meaning specified in the recitals to this Agreement.

            "Trust Regulatory Event" has the meaning specified in the Trust Agreement.

            "Trust Swap Default" has the meaning specified in the Trust
      Agreement.

            "Trustee" means the trustee from time to time under the Trust Agreement.

            "UBS Securities" has the meaning specified in the preamble to this Agreement.

            "Underlying Securities" means the $32,500,000 principal amount of 6.450% Global Notes due June 15, 2034 issued by the Underlying Securities Issuer, deposited in the Trust, exclusive of interest accrued from and including August 18, 2004, to but excluding the Closing Date (which interest has been paid to the Depositor), unless the context otherwise requires.

            "Underlying Securities Bankruptcy Default" has the meaning specified in the Trust Agreement.

            "Underlying Securities Issuer" means SBC Communications Inc.

            "Underlying Securities Payment Default" has the meaning specified in the Trust Agreement.

            "Underwriting Agreement" has the meaning specified in the recitals to this Agreement.

      Section 1.2. Interpretive Provisions.

      For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of each gender include each of the other genders;

            (b) all accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

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            (c) whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation";

            (d) any reference in this Agreement to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time;

            (e) any reference in this Agreement to any Person is a reference to such Person and such Person's successors and assigns;

            (f) the Article and Section headings in this Agreement are for convenience only and shall not affect the construction of this Agreement;

            (g) when a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement; and

            (h) all references to a specific time are references to New York City time.

                                   ARTICLE II

                                THE CALL OPTIONS

      Section 2.1 Grant of Call Options; Option Holder is Beneficiary.

      (a) UBS Securities, as the initial purchaser of the Certificates from the Depositor, and initial and sole holder of the Certificates at the time of execution of this Agreement, hereby grants the Call Options to the Depositor. To evidence such grant, the Option Agent is hereby directed to concurrently issue to the Depositor an option certificate in definitive registered physical form (a "Call Option Certificate") in the Depositor's name in substantially the form attached as Exhibit C hereto, evidencing 1,300,000 Call Options, and to register the Depositor's ownership of such 1,300,000 Call Options in the register referred to in Section 2.4(e).


      (b) The Option Holder shall be an express beneficiary of this Agreement, entitled to enforce this Agreement directly in its own name against the Option Agent and the Certificateholders.

      Section 2.2. Manner of and Conditions to Exercise.

      (a) Subject to the terms and conditions of this Agreement, the Call Options may be exercised by the Option Holder on any Business Day occurring (i) on or after December 15, 2009, (ii) at any time following the occurrence of an Underlying Securities Payment Default, an Underlying Securities Bankruptcy Default, an SEC Reporting

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Failure, a Trust Swap Default or a Trust Regulatory Event, or (iii) at any time in connection with any tender offer for, a redemption or repurchase of or an unscheduled payment on the Underlying Securities. The parties acknowledge that, under the Trust Agreement, if the Trustee receives any announcement, proposal or notice of any such event set forth in clauses (ii) or (iii) of this section, the Trustee will be required to deliver a copy of that document to the Option Agent within two (2) Business Days. The Option Agent agrees to send a copy of each such document received from the Trustee to each Option Holder on the same day it is received from the Trustee.

      (b) The Option Holder may exercise the Call Options only upon satisfaction of each of the following conditions:

            (i) Except in connection with a partial tender offer for, a partial redemption or repurchase of or an unscheduled payment on an aggregate principal amount of Underlying Securities that is less than the aggregate outstanding Certificate Principal Balance of all the Certificates, the Option Holder exercises the Call Options with respect to all the Certificates outstanding.

            (ii) In connection with a partial tender offer for, a partial redemption or repurchase of or an unscheduled payment on an aggregate principal amount of Underlying Securities that is less than the aggregate outstanding Certificate Principal Balance of all the Certificates, the Option Holder exercises the Call Options with respect to the aggregate outstanding Certificate Principal Balance of the Certificates equal to the aggregate principal amount of Underlying Securities being tendered, redeemed, repurchased or repaid.

            (iii) Not fewer than fifteen (15) calendar days nor more than sixty
      (60) calendar days prior to the proposed Call Date, the Option Holder shall deliver a notice substantially in the form attached as Exhibit A hereto (a "Call Notice") to each of the Option Agent and the Trustee specifying the number of Call Options being exercised, the proposed Call Date with respect to the Call Options and the account to which the Trustee shall deliver the liquidation proceeds from the sale of the Underlying Securities deliverable pursuant to Section 2.15 of the Trust Agreement; provided, however, that (A) with respect to any exercise of Call Options pursuant to Section 2.2(a)(ii), the Call Notice shall be delivered to the Option Agent and the Trustee within three (3) Business Days of the effectiveness of the Option Holder receiving notice of such events and the proposed Call Date shall be the second Business Day after the date of delivery of the Call Notice and (B) with respect to any exercise of Call Options pursuant to 2.2(a)(iii), the Call Notice shall be delivered to the Option Agent and the Trustee no later than seven (7) Business Days prior to the expiration of the tender offer acceptance period or the redemption, repurchase or payment date, as the case may be.

            (iv) (A) Unless the Option Holder has exercised the Call Options in connection with a tender offer, the Option Holder shall have made payment of the

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      Call Price under all of the Call Options to the Option Agent, by wire transfer in immediately available funds, no later than 10:00 a.m. on the proposed Call Date, and (B) if the Option Holder has exercised the Call Options in connection with a tender offer, the Trustee shall have received payment of the tender price from the Underlying Securities Issuer or other purchaser of the Underlying Securities relating to the Certificates subject to all of the exercised Call Options (or with respect to the portion of the Call Options deemed exercised as provided in Section 2.2(e), if less than all of the Underlying Securities are tendered by the Trustee pursuant to Section 2.15 of the Trust Agreement), in immediately available funds, no later than 10:00 a.m. on the later of (i) the Call Date specified in the Call Notice or (ii) the earlier to occur of the date immediately following the date on which the tender offer is consummated or the date on which it expires unconsummated.

      (c) The Option Agent shall notify the Trustee immediately upon its receipt of a Call Notice. The number of Certificates specified in such Call Notice shall not be less than the outstanding number of Certificates, except as provided in
Section 2.2(b)(ii). If the number of Certificates specified in such Call Notice is less than the outstanding number of Certificates (as provided in Section 2.2(b)(ii)), the Trustee shall select the Certificates to be purchased by the Option Holder. The Certificates so selected shall be a pro rata portion of the Certificates held by each Certificateholder, provided that purchase of a fraction of a single Certificate will not be made, and the Trustee shall round up or down the number of Certificates to be purchased from each Certificateholder to avoid such fractional purchases.

      (d) On the date specified in the applicable Call Notice, upon satisfaction of the conditions specified in Section 2.2(b), the Option Agent shall (x) notify the Trustee of its receipt of the Call Price and the satisfaction of such conditions, (y) instruct the Trustee to transfer to the Option Holder the number of Certificates corresponding to the number of Call Options exercised by the Option Holder, and (z) (i) unless the Call Options were exercised in connection with a tender offer, remit the amount of the Call Price received from the Option Holder to the Trustee and instruct the Trustee to pay to each Certificateholder from whom the Certificates were purchased the Call Price in respect of such Certificates, or (ii) if the Call Options were exercised in connection with a tender offer, pay to the Option Holder the amount that the tender offer proceeds (subject to any early termination payment payable by, or to, the Trust, as the case may be, under the Swap Agreement (as defined in the Trust Agreement)) exceeds the Call Price, if any.

      (e) Delivery of a Call Notice does not give rise to an obligation on the part of the Option Holder to pay the Call Price. The Call Notice shall automatically expire (i) if the Call Options are being exercised other than in connection with a tender offer, and the Option Holder has not paid the Call Price to the Option Agent by 10:00 a.m. on the Call Date, or (ii) if the Call Options are being exercised in connection with any tender offer, if the Trustee has not received payment of the tender offer proceeds from the Underlying Securities Issuer or other purchaser by 10:00 a.m. on the later of (A) the date specified for

                                        7

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settlement in the Call Notice, or (B) the earlier to occur of the date immediately following the date on which the tender offer is consummated or the date on which it expires unconsummated. Furthermore, if any Call Options are exercised in connection with any tender offer and fewer than all of the Underlying Securities tendered by the Trustee are accepted for payment and paid for under the tender offer as provided in Section 2.15 of the Trust Agreement, then the number of Call Options deemed exercised will be reduced so that the Certificate Principal Balance of the Certificates subject to such exercised Call Options is equal to the principal amount of Underlying Securities tendered by the Trustee that are accepted for payment and paid for, and the Call Options deemed not exercised will remain outstanding. In addition, if the tender offer is terminated by the person making the tender offer before any Underlying Securities are accepted for payment and paid for, or if all tenders by the Trustee of Underlying Securities are rejected, then the applicable Call Notice will be of no further force and effect, and any related Call Options will be deemed not exercised and will remain outstanding. If a Call Notice shall expire for any reason provided for in this Section 2.2(e), none of the Option Holder, the Option Agent, the Trustee or any Certificateholder shall have any obligation with respect to the Call Notice, and the expiration of a Call Notice shall in no way affect the Option Holder's right to deliver a Call Notice at a later date.

      Section 2.3. Legends on Certificates.

      Each Certificate shall bear a legend notifying any Certificateholder of the existence and terms of the Call Option to which that Certificate is subject, in substantially the following form:

            BY ACQUIRING OR ACCEPTING ANY INTEREST IN THIS CERTIFICATE, YOU ACKNOWLEDGE THAT THIS CERTIFICATE IS SUBJECT TO A PURCHASE OPTION GRANTED TO CORPORATE ASSET BACKED CORPORATION, A DELAWARE CORPORATION (THE "DEPOSITOR"), BY UBS SECURITIES LLC UNDER THE CALL OPTION AGREEMENT, DATED AS OF DECEMBER 15, 2004 (THE "CALL OPTION AGREEMENT"), AMONG THE DEPOSITOR, AS THE SOLE INITIAL OPTION HOLDER, UBS SECURITIES LLC, AS THE INITIAL PURCHASER FROM THE DEPOSITOR, AND SOLE HOLDER AT THE TIME OF SUCH GRANT, OF THE CERTIFICATES, AND U.S. BANK TRUST NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, ACTING AS OPTION AGENT FOR THE CERTIFICATEHOLDERS WITH RESPECT TO THE OPTIONS (THE "OPTION AGENT"), WHICH OBLIGATIONS HAVE BEEN ASSUMED BY EACH SUBSEQUENT HOLDER OF SUCH CERTIFICATES; YOU AGREE TO ASSUME THE OBLIGATION OF YOUR TRANSFEROR TO PERFORM SUCH OPTION; AND YOU ACKNOWLEDGE THAT YOUR TRANSFEROR HAS BEEN RELEASED FROM ITS OBLIGATION TO PERFORM SUCH OPTION. THE CALL OPTION AGREEMENT PERMITS THE HOLDER OF THE RELATED OPTION TO PURCHASE THIS CERTIFICATE FROM YOU, WITHOUT YOUR

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      CONSENT, AT THE TIMES AND ON THE CONDITIONS SPECIFIED IN THE CALL OPTION
      AGREEMENT AT THE CALL PRICE SPECIFIED IN THAT AGREEMENT. THE OPTION MAY BE TRANSFERRED FROM TIME TO TIME. UPON THE EXERCISE OF THE RELATED OPTION IN THE MANNER SPECIFIED IN THE CALL OPTION AGREEMENT, THE CERTIFICATE WILL BE TRANSFERRED TO THE RELEVANT OPTION HOLDER BY THE TRUSTEE, AND YOU WILL BE PAID THE CALL PRICE FOR THIS CERTIFICATE IN ACCORDANCE WITH THE TERMS OF THE CALL OPTION AGREEMENT, WITHOUT THE REQUIREMENT OF ANY FURTHER ACTION BY YOU, EXCEPT THAT, IF THE CERTIFICATES ARE HELD IN DEFINITIVE FORM AT SUCH TIME, YOU WILL NOT RECEIVE SUCH CALL PRICE UNLESS AND UNTIL YOU SURRENDER THIS CERTIFICATE.

      Section 2.4. Transfer of Call Options.

      (a) Each of the parties to this Agreement acknowledges that the Call Options are being issued in a transaction exempt from registration under the U.S. Securities Act of 1933 (the "Securities Act") and that the Call Options have not been and will not be registered under the Securities Act or any applicable state securities law of any state and may not be offered, sold, pledged or otherwise transferred except in a transaction registered pursuant to the Securities Act or exempt from registration under the Securities Act, and otherwise in accordance with the terms of this Agreement.

      (b) Promptly following the sale of the Certificates to UBS Securities pursuant to the Underwriting Agreement and the related grant of the Call Options by UBS Securities to the Depositor as provided in Section 2.1, and in any event within forty-five (45) days thereafter, the Depositor shall Transfer 100% of the Call Options to the London Branch of UBS AG through UBS Securities, as agent pursuant to the Placement Agency Agreement, dated December 15, 2004, between the Depositor and UBS Securities. Subject to the terms and conditions set forth in this Article II, the Option Holder may Transfer all of the Call Options it holds to another Person at any time; provided that under no circumstances may the Call Options be re-Transferred to the Depositor.

      (c) The Transfer of the Call Options shall be effected by the delivery of the relevant Call Option Certificate to the Option Agent for registration in the name of the Transferee as set forth in Section 2.4(e), in each case with a form of assignment executed by the Transferor and the execution and delivery by the Transferor, the Transferee and the Option Agent of a confirmation substantially in the form attached as Exhibit B hereto (a "Transfer Confirmation").

      (d) The Call Options may be Transferred only in full. No fractional interest in the Call Options may be transferred, and no interest in the Call Options may be transferred except in connection with a Transfer of all the rights and obligations of the Option Holder under and in respect of the Call Options.

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      (e) The Option Agent shall keep a register in which it shall provide for the registration of the Call Options and the registration of transfers of the Call Options. The Option Agent shall record in such register (w) the name and registered address of the Option Holder, (x) the number of Call Options held by the Option Holder, (y) the Transfer of the Call Options and (z) the number of Call Options exercised by the Option Holder and the number of Call Options cancelled as provided in Section 2.5. The Trustee and the Option Agent may treat the Person in whose name the Call Options are registered on such register as the owner of the Call Options for all purposes, and the Trustee and the Option Agent shall not be affected by any notice to the contrary.

      Section 2.5. Pro Rata Reduction of Call Options Upon Partial Redemption of Underlying Securities.

      If Underlying Securities are redeemed in part by the Underlying Securities Issuer and the Option Holder does not exercise the Call Options with respect to all the Underlying Securities redeemed in such partial redemption, the number of Call Options held by the Option Holder shall be reduced proportionately so that the aggregate amount of Certificates callable by the exercise of the Call Options shall equal the outstanding Certificate Principal Balance of outstanding Certificates after giving effect to such partial redemption. The Option Agent shall make such adjustments to its records as shall be necessary to reflect such reductions and shall notify the Option Holder of such adjustments.

      Section 2.6. Expiration.

      The Call Options shall expire, and the right to exercise the Call Options shall terminate, on the earlier to occur of (a) the termination of the Trust Agreement and (b) the liquidation of the Trust.

      Section 2.7. Mutilated, Destroyed, Lost or Stolen Call Option
Certificates.

      (a) If (i) any Call Option Certificate that has been mutilated is surrendered to the Option Agent, or the Option Agent receives evidence to its satisfaction of the destruction, loss or theft of any Call Option Certificate, and (ii) there is delivered to the Option Agent such security or indemnity as may be required by it to hold it harmless, then, in the absence of notice to the Option Agent that such Call Option Certificate has been acquired by a Protected Purchaser, the Option Agent shall execute on behalf of the Certificateholders, and shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Call Option Certificate, a replacement Call Option Certificate in respect of a like aggregate Certificate Principal Balance of Certificates.

      (b) If, after the delivery of a replacement Call Option Certificate in respect of a mutilated, destroyed, lost or stolen Call Option Certificate pursuant to Section 2.7(a), a Protected Purchaser of the original Call Option Certificate in lieu of which such replacement Call Option Certificate was issued exercises such original Call Option

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Certificate, the Option Agent shall be entitled to recover such replacement Call
Option Certificate from the Person to whom it was delivered or any Person taking such replacement Call Option Certificate from such Person to whom such replacement Call Option Certificate was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Option Agent in connection with such exercise.

      (c) In connection with the issuance of any replacement Call Option Certificate under this Section 2.7, the Option Agent may require the payment by the holder of the Call Option Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Option Agent) connected therewith.

      (d) Any Call Option Certificate issued pursuant to this Section 2.7 in replacement of any mutilated, destroyed, lost or stolen Call Option Certificate shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Call Option Certificates duly issued hereunder.

      (e) The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Call Option Certificates.

      Section 2.8. Representations and Warranties of UBS Securities.

      UBS Securities represents and warrants to the Depositor and the Option Agent as of the date of this Agreement, and as of the time of delivery of the Call Option Certificates by the Option Agent to the Depositor, that each of the execution of this Agreement, and the grant of the Call Options and the direction to the Option Agent to issue the Call Option Certificates in the manner provided for in Section 2.1, has been duly authorized by UBS Securities and is within the corporate power and authority of UBS Securities.

      Section 2.9. Representations and Warranties of the Depositor.

      The Depositor represents and warrants to UBS Securities and the Option Agent as of the date of this Agreement, and as of the time of delivery of the Call Option Certificates by the Option Agent to the Depositor, that each of the execution of this Agreement and the receipt by the Depositor of the Call Options, has been duly authorized by the Depositor and is within the corporate power and authority of the Depositor.

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                                   ARTICLE III

                                  OPTION AGENT

      Section 3.1. Limitation on Liability.

      The Option Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Options in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

      Section 3.2. Duties of Option Agent.

      The Option Agent undertakes only the specific duties and obligations imposed under this Agreement upon the following terms and conditions, by all of which the Depositor, the Option Holder and each Certificateholder shall be bound:

      (a) The Option Agent may consult with legal counsel (who may be legal counsel for the Depositor or any of its Affiliates), and the opinion of such counsel shall be full and complete authorization and protection to the Option Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Option Agent shall have exercised reasonable care in the selection by it of such counsel.

      (b) Whenever in the performance of its duties under this Agreement, the Option Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action under this Agreement, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Option Agent; and such Depositor Order or certificate shall be full authorization to the Option Agent for any action taken or suffered in good faith by it under this Agreement in reliance upon such Depositor Order or certificate.

      (c) The Option Agent shall be liable under this Agreement only for its own gross negligence, willful misconduct or bad faith.

      (d) The Option Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Depositor only.

      (e) The Option Agent shall not have any responsibility in respect of and makes no representation as to the validity of the Call Options or the execution and delivery of this Agreement (except the due execution of this Agreement by the Option

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Agent); nor shall it be responsible for any breach by the Trustee or the Option
Holder of any covenant or condition contained in this Agreement; nor shall it by any act under this Agreement be deemed to make any representation or warranty as to the Certificates or the Underlying Securities.

      (f) The Option Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties under this Agreement from the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the President, a Vice President, a Senior Vice President, a Managing Director, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Depositor, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

      (g) The Option Agent and any shareholder, director, officer or employee of the Option Agent may buy, sell or deal in the Call Options or the Certificates or otherwise act as fully and freely as though it were not Option Agent under this Agreement, so long as such persons do so in full compliance with all applicable laws and, to the extent applicable, the Trust Agreement. Nothing in this Agreement shall preclude U.S. Bank Trust National Association from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

      (h) The Option Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty under this Agreement either itself or by or through its attorneys or agents.

      (i) The Option Agent shall act solely as the agent of the Certificateholders under this Agreement. The Option Agent shall not be liable except for the failure to perform such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Option Agent, whose duties shall be determined solely by the express provisions of this Agreement.

      (j) The Option Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect of this Agreement, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Option Agent to take such action as the Option Agent may consider proper, whether with or without such indemnity. The Option Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

      Section 3.3. Change of Option Agent.

      (a) The Option Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the Option Holder by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Option Agent shall have been appointed under this Agreement. The Depositor may remove the Option Agent upon three (3) Business Days' notice in writing, mailed to the Option Agent and to the Option Holder by first-class mail; provided that no such removal shall become effective until a successor Option Agent shall have been appointed under this Agreement.

      (b) If the Option Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Option Agent. If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Option Agent or by the Option Holder, then the Option Agent or the Option Holder may apply to any court of competent jurisdiction for the appointment of such a successor.

      (c) Any entity that may be merged or consolidated with or that shall otherwise succeed to substantially all of the trust or agency business of the Option Agent shall be deemed to be the successor Option Agent without any further action.

      (d) The Option Agent shall at all times be a bank that is not an Affiliate of the Depositor (but may have normal banking relationships with the Depositor or the Underlying Securities Issuer and their respective Affiliates), that (i) is organized and doing business under the laws of any State or the United States; (ii) is authorized under such laws to exercise corporate trust powers;
(iii) has a combined capital and surplus of at least $50,000,000; (iv) is subject to supervision or examination by federal or state authority; and (v) has (or has a parent that has) a long-term unsecured debt rating of at least BBB- by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or their successor, if any. If the bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 3.3(d), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Option Agent shall cease to be eligible in accordance with the provisions of this Section 3.3(d), the Option Agent shall resign immediately in the manner and with the effect specified in Section 3.3(a).

                                   ARTICLE IV

                                  MISCELLANEOUS

      Section 4.1. Remedies.

      The remedies of the Option Holder at law in the event of any default or threatened default by a Certificateholder in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and, to the full extent permitted by law and equity, such terms may be specifically enforced by a decree for the specific performance of any agreement contained in this Agreement or by an injunction against a violation of any of the terms of this Agreement or otherwise.

      Section 4.2. Limitation on Liabilities of the Option Holder.

      Nothing contained in this Agreement or the Call Options shall be construed as imposing any obligation on the Option Holder to exercise the Call Options or to purchase any of the Certificates.

      Section 4.3. Notices.

      All notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, postage prepaid, return receipt requested, or delivered by a nationally recognized overnight courier, addressed (a) if to the Option Holder, at the registered address of the Option Holder as set forth in the register kept by the Option Agent pursuant to Section 2.4(e), or (b) if to the Option Agent, to U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust, or to such other address of which the Option Agent shall have given notice to the Option Holder and the Trustee, or (c) if to the Trust or the Trustee, to the Corporate Trust Office specified in the Trust Agreement, or (d) if to the Depositor, 445 Broad Hollow Road, Suite 239, Melville, New York 11747. Any such notice shall be effective on the Business Day on which it is delivered in person, on the Business Day following the date on which it is provided to a nationally recognized overnight courier and on the fifth Business Day following the day on which it is deposited in the mails, in each case as provided above. Subject to Section 2.2(a), the Option Agent shall promptly forward to the Option Holder a copy of any notice or other communication received by it under this Agreement. Notwithstanding the foregoing, all notices and other communications delivered pursuant to Sections 2.2(a) and 2.2(b) shall be delivered in person or provided to a nationally recognized overnight courier.

      Section 4.4. Amendment.

      (a) This Agreement may be amended from time to time by the Depositor and the Option Agent without the consent of the Option Holder, upon receipt of an opinion of counsel satisfactory to the Option Agent that the execution of the amendment is authorized or permitted by this Agreement and all conditions provided for in this Agreement relating to such amendment have been complied with and that such amendment would not alter the status of the Trust as a grantor trust under the Internal Revenue Code of 1986, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or to provide for any other terms or modify any other provisions with respect to matters or questions arising under this Agreement that shall not adversely affect in any material respect the interests of the Option Holder or any Certificateholder or alter the terms on which the Call Options are exercisable or the amounts payable upon exercise of the Call Options or (ii) to evidence and provide for the acceptance of appointment under this Agreement of a successor Option Agent.

      (b) This Agreement may also be modified or amended from time to time by the Depositor and the Option Agent with the consent of the Option Holder, upon receipt of an opinion of counsel satisfactory to the Option Agent that the execution of the amendment is authorized or permitted by this Agreement and all conditions provided for in this Agreement relating to such amendment have been complied with, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Call Options or modifying in any manner the rights of the Option Holder; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of the Certificateholders without (x) the consent of all the Certificateholders and (y) written confirmation from the Rating Agency that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates, if then rated by the Rating Agency; (ii) alter the terms on which the Call Options are exercisable or the amounts payable upon exercise of the Call Options without the consent of the holders of all the Certificates and the Call Options; or (iii) reduce or modify the vote required by clause (i) or
(ii) of this proviso without the consent of the holders of 100% of the Certificates. Notwithstanding any other provision of this Agreement, this
Section 4.4(b) shall not be amended without the consent of the Option Holder.

      (c) Promptly after the execution of any amendment or modification to this Agreement, the Option Agent shall furnish a copy of such amendment or modification to the Option Holder, to the Trustee and to the Rating Agency. It shall not be necessary for the consent of the Option Holder or the Certificates to approve the particular form of any proposed amendment or modification, but it shall be sufficient if such consent shall approve the substance of such amendment or modification. The manner of obtaining and evidencing the authorization of the execution of such consents shall be subject to such reasonable regulations as the Option Agent may prescribe.

      Section 4.5. Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 4.6. Judicial Proceedings.

      Any judicial proceeding brought against any party with respect to this Agreement may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement or acceptance of a Certificate, as applicable, each party (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and agrees that such party shall be bound by any judgment rendered thereby in connection with this Agreement, subject to any rights of appeal, and (b) irrevocably waives any objection that such party may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

      Section 4.7. Nonpetition Covenant.

      Each of the Option Agent and the Option Holder agrees that it shall not, until the date which is one year and one day after the payment in full of all securities issued by the Trust, the Depositor or other trusts formed, established or settled by the Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any such other trust to invoke the process of the United States of America or any State or other political subdivision of the United States or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other trust under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other trust or all or any part of the property or assets of the Trust, the Depositor or any such other trust or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other trust.

      Section 4.8. No Recourse.

      Each of the Option Agent and the Option Holder agrees that it shall not have any recourse to the Trust for any amounts due under this Agreement. This
Section 4.8 shall not affect any rights or remedies that an Option Holder may have against the Option Agent or the Certificateholders hereunder.

      Section 4.9. New Issuances.

      The Depositor agrees that it shall not cause the Trust to issue additional Certificates unless it obtains from the holders of such Certificates options on substantially the same terms as the Call Options and either (x) it resells such options to the then-current holder of the Call Options, or (y) takes such measures as shall be necessary to ensure that the issuance of such additional Certificates does not impair the right of the then holder of the Call Options to exercise such Call Options on the terms set forth in this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Call Option Agreement to be executed by their duly authorized officers as of the first date specified above.

                                           CORPORATE ASSET BACKED CORPORATION,
                                           as sole initial Option Holder

                                           By: /s/ Robert D. Vascellaro
                                               ---------------------------------
                                               Name: Robert D. Vascellaro
                                               Title: Vice President

                                           By: /s/ James Hausmann
                                               ---------------------------------
                                               Name: James Hausmann
                                               Title: Vice President

                                           UBS SECURITIES LLC

                                           By: /s/ Michael Sabatino
                                               ---------------------------------
                                               Name: Michael Sabatino
                                               Title: Director
                                                      Fixed Income Syndicate

                                           By: /s/ James B. Fuqua
                                               ---------------------------------
                                               Name: James B. Fuqua
                                               Title: Director and Counsel
                                                      Region Americas Legal
                                                      Fixed Income Section

                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Option Agent and Attorney-in-Fact
                                           for the Certificateholders

                                           By: /s/ David J. Kolibachuk
                                               ---------------------------------
                                               Name: David J. Kolibachuk
                                               Title: Vice President

                                                                       EXHIBIT A

                              [Form of Call Notice]

                                   CALL NOTICE

      To:   U.S. Bank Trust National Association, as Option Agent
            100 Wall Street, Suite 1600
            New York, New York 10005
            Attention: Corporate Trust

      This Call Notice is delivered pursuant to the Call Option Agreement, dated as of December 15, 2004 (the "Call Option Agreement"), among Corporate Asset Backed Corporation, a Delaware corporation (the "Depositor"), as the sole initial Option Holder, UBS Securities LLC, as the initial purchaser from the Depositor, and initial and sole holder, at the time of execution of the Call Option Agreement, of the Certificates, and U.S. Bank Trust National Association, a national banking association, acting as Option Agent for the holders of Certificates from time to time (the "Option Agent").

      The undersigned registered holder of the Call Options hereby exercises ________ Call Options for the purchase of Certificates upon and subject to the terms specified in the Call Option Agreement.

      Subject to the satisfaction of the conditions specified in the Call Option Agreement, the Call Date in respect of the Call Options so exercised shall be:
___________________ (which date shall be at least fifteen (15) days nor more than sixty (60) days after the date of delivery of this Call Notice or, if this Call Notice is delivered with respect to any exercise of Call Options pursuant to Section 2.2(a)(ii) of the Call Option Agreement, the second Business Day after the date of delivery of this Call Notice or, if this Call Notice is delivered with respect to any exercise of Call Options pursuant to Section 2.2(a)(iii) of the Call Option Agreement, no later than seven (7) Business Days prior to the expiration of the tender offer acceptance period, or the redemption, repurchase or payment date, as the case may be).

      The undersigned hereby agrees that (i) if the Call Options are being exercised other than in connection with a tender offer, and the undersigned has paid the Call Price to the Option Agent by 10:00 a.m. (New York City time) on the Call Date, or (ii) if the Call Options are being exercised in connection with any tender offer, if the Trustee has received payment of the Call Price from the Underlying Securities Issuer or other purchaser by 10:00 a.m. (New York City time) on the later of (A) the date specified for settlement in the Call Notice, or (B) the earlier to occur of the date immediately following the date on which the tender offer is consummated or the date on which it expires unconsummated, the undersigned will have purchased the Certificates deliverable pursuant to the Call Options at the time such payment is made. The aggregate Call Price in respect of the Call Options shall be _________________ (insert number calculated in accordance with the definition of "Call Price" in the Call Option Agreement).

      The undersigned requests that the liquidation proceeds from the sale of the Underlying Securities be transferred to the following account in accordance with the following instructions: _______________________________________________
________________________________________________________________________________
_________________ (insert information required for transfer of liquidation proceeds).

      All capitalized terms used but not defined in this Call Notice shall have the meanings assigned to such terms in the Call Option Agreement, and this Call Notice is subject to the terms and conditions of that Agreement.

      Dated:

                                           [NAME OF OPTION HOLDER]

                                           By:__________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT B

                         [Form of Transfer Confirmation]

                              TRANSFER CONFIRMATION

      This Transfer Confirmation is delivered pursuant to the Call Option Agreement, dated as of December 15, 2004 (the "Call Option Agreement"), among Corporate Asset Backed Corporation, a Delaware corporation (the "Transferor"), as the sole initial Option Holder, UBS Securities LLC, as the initial purchaser from the Transferor, and initial and sole holder, at the time of execution of the Call Option Agreement, of the Certificates, and U.S. Bank Trust National Association, a national banking association, acting as Option Agent for the holders of Certificates from time to time (the "Option Agent").

      Capitalized terms used but not defined herein should have the respective meaning set forth in the Call Option Agreement.

      [Name of Transferor] (the "Transferor") and [Name of Transferee] (the "Transferee") hereby instruct the Option Agent to register a transfer (the "Transfer") of 100% of the Call Options owned by the Transferor on the books of the Option Agent maintained for such purpose.

      As a condition to such Transfer, the Transferee hereby represents and warrants to the Transferor, the Option Agent and the Trustee referred to in the Call Option Agreement, for the benefit of the Trust referred to therein, that:

            (1) the Transferee acknowledges that the Call Options have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States except in accordance with an exemption under the Securities Act;

            (2) the Transferee is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act;

            (3) [with respect to any initial Transfer from the Depositor only:
      Such information regarding the Call Options, the Trust and the Certificates as the Transferee has required is, or has been made, available to it and it has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Call Options, and to obtain such additional information as the Transferor possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of such information;]

            (4) the Transferee agrees that the Call Options may be offered, resold, pledged or otherwise transferred only (A) to a person who the seller reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer, pursuant to an exemption from registration under the Securities Act, and in compliance with applicable state securities laws, and (B) in compliance with the securities laws of each other applicable jurisdiction;

            (5) neither the Transferee, nor any person acting on its behalf, has offered the Call Options for sale, or solicited any offer to buy the Call Options by means of any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act or in any other manner that would render the issuance and sale of the Call Options a violation of the Securities Act or require registration pursuant to the Securities Act; and

            (6) the Transferee will notify, and cause each subsequent transferee of the Call Options to agree to notify, each subsequent holder of the Call Options of the restrictions referred to in paragraph (4) above.

      The address to which any notices addressed to the Transferee should be addressed is as follows: _______________________________________.

      All capitalized terms used but not defined in this Transfer Confirmation are used with the meanings specified in the Call Option Agreement, and this Transfer Confirmation is subject to the terms and conditions of that Agreement.

      This Transfer Confirmation shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the parties have signed their names as of the date set forth below.

                                           [NAME OF TRANSFEROR],
                                           as Transferor

                                           By: _________________________________
                                               Name:
                                               Title:

                                           [NAME OF TRANSFEREE],
                                           as Transferee

                                           By: _________________________________
                                               Name:
                                               Title:

                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Option Agent

                                           By: _________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT C

                             Call Option Certificate

                                       for

                                  CALL OPTIONS

                       relating to Certificates issued by
              CABCO SERIES 2004-102 TRUST (SBC COMMUNICATIONS INC.)

      THESE CALL OPTIONS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION UNDER SUCH ACT. THE CALL OPTIONS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE CALL OPTION AGREEMENT (AS DEFINED BELOW).

                                  Call Options

                                [_] Call Options

       (Each Call Option relates to $25 principal amount of Certificates)

No. O-[_]                                                                 [Date]

      In connection with CABCO Series 2004-102 Trust (SBC Communications Inc.) (the "Trust"), a trust created under the laws of the State of New York pursuant to the Trust Agreement, dated as of December 15, 2004 (the "Trust Agreement"), between Corporate Asset Backed Corporation, a Delaware corporation (the "Depositor") and U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee") and option agent, for value received, this Call Option Certificate certifies that [_] or registered assigns, is entitled to purchase, in whole or part, [_] Certificates issued by the Trust on any Call Date designated by the holder of these options (these "Call Options") at a purchase price equal to the Call Price, all subject to the terms and conditions of the Call Option Agreement, dated as of December 15, 2004 (the "Call Option Agreement"), among the Depositor, as the sole initial Option Holder, UBS Securities LLC, as the initial purchaser from the Depositor, and sole holder at the time of execution of the Call Option Agreement, of the Certificates, and the Option Agent.

      Certain capitalized terms used in this Call Option Certificate are defined in the Call Option Agreement and capitalized terms used but not defined herein or therein shall have the respective meanings set forth in the Trust Agreement.

      Each of (i) the Option Holder, by its acceptance hereof, and (ii) the Option Agent agrees, that, without affecting any rights or remedies that the Option Holder may have against the Option Agent or any Certificateholders under the Call Option Agreement, it shall not have any recourse to the Trust for any amount due under these Call Options.

                                           U.S.BANK TRUST NATIONAL
                                               ASSOCIATION,
                                               as Option Agent

                                           By: _________________________________
                                               Authorized Signatory

                               FORM OF ASSIGNMENT

            [To be executed only upon transfer of these Call Options]

      For value received, the undersigned registered holder of these Call Options hereby sells, assigns and transfers unto _____________ 100% of the Call Options owned by the undersigned to purchase Certificates, and appoints _____ as such holder's Attorney to make such transfer on the books of the Option Agent maintained for such purpose, with full power of substitution in the premises. The undersigned hereby certifies that it has executed, together with its transferee and the Option Agent, a Transfer Confirmation in the form attached to the Call Option Agreement in connection with such transfer.

      Dated:

      (Signature must conform in all respects to name of holder as specified on the face of these Call Options)

            (Street Address)
      (City State) (Zip Code)

      Signed in the presence of:

                                        3